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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United State Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of CNB Financial Services, Inc. (the "Company"), does hereby certify that:

     (1) The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2008 (the "Report"), fully complies with the requirement of section 13(a) or 15(d) of the Securities Act of 1934; and

     (2) The information contained in the Company's Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                        /s/ Rebecca S. Stotler
                                        ----------------------------------------
                                        Rebecca S. Stotler
                                        Chief Financial Officer
                                        May 14, 2008


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